UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21751

Lazard World Dividend & Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices) (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/12

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard World

Dividend & Income

Fund, Inc.

Annual Report

D E C E M B E R  3 1 ,  2 0 1 2

Lazard World Dividend & Income Fund, Inc.

Lazard World Dividend & Income Fund, Inc.

Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the year ended December 31, 2012. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

For the fourth quarter 2012, the Fund’s net asset value (“NAV”) performance exceeded its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”). We are pleased with LOR’s favorable NAV performance over the one-, three-, and five-year periods, as well as since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of December 31, 2012)

For the fourth quarter of 2012, the Fund’s NAV returned 7.2%, outperforming the Index return of 2.9%. Similarly, the Fund’s year-to-date NAV return of 25.2% exceeded the Index gain of 16.1%. The Fund’s NAV performance outperformed the Index for the one-, three-, and five-year periods, as well as since inception, returning, on an annualized basis, 6.9% versus 4.8% for the Index. Shares of LOR ended the fourth quarter of 2012 with a market price of $12.55, representing a 13.1% discount to the Fund’s NAV of $14.44.

The Fund’s net assets were $99.4 million as of December 31, 2012, with total leveraged assets of $137.4 million, representing a 27.7% leverage rate. This leverage rate is higher than that at the end of the last quarter (27.4%), but below the maximum permitted leverage rate of 33 1/3%.

Within the world equity portfolio, stock selection within the energy and telecom services sectors and within Italy helped performance during the fourth quarter. However, stock selection in the UK and an overweight to the telecom services sector detracted from performance.

Performance for the smaller, short duration1 emerging market currency and debt portion of the Fund was strong in fourth quarter, and has performed well for the year-to-date period. It has contributed positively to performance since inception.

As of December 31, 2012, 71.7% of the Fund’s total leveraged assets consisted of world equities, 28.0% consisted of emerging market currency and debt instruments, and 0.3% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.5% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. In 2012, this represented a monthly distribution rate of $0.06635. Based on the Fund’s NAV of $14.44 as of December 31, 2012, the 2013 monthly distribution rate per share is $0.07822, a 17.9% increase from the 2012 monthly distribution, representing a distribution yield of 7.5% based on the Fund’s $12.55 market price as of the close of trading on the NYSE on December 31, 2012. None of the $0.7962 distributed per share in the 2012 calendar year represented a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

World Equity Portfolio
(71.7% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; Zurich Insurance Group, a Swiss insurance-based financial services provider

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

active in North America, Europe, Asia-Pacific, Latin America, and other markets; and Kumba Iron Ore, an iron ore mining company based in South Africa.

As of December 31, 2012, 33.5% of these stocks were based in North America, 30.0% were based in continental Europe (not including the United Kingdom), 14.8% were from Asia (not including Japan), 7.8% were based in Africa and the Middle East, 7.5% were from the United Kingdom, 3.7% were based in Latin America, and 2.7% were from Japan. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at December 31, 2012, were financials (31.1%), which includes banks, insurance companies, and financial services companies, and industrials (11.4%), which includes capital goods, commercial & professional services, and transportation. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, information technology, materials, telecom services, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 4.7% as of December 31, 2012.

World Equity Markets Review
Global markets rose during the fourth quarter, ending 2012 on a positive note. The market benefited throughout the year from continued loose monetary policy, positive developments in the euro zone debt crisis, and the upturn in U.S. housing prices. During the fourth quarter, the U.S. market was volatile due to the presidential election and worries about the impending fiscal cliff. Despite the uncertainty, U.S. economic data provided a bright spot for investors. Housing continued to show further signs of improvement, as did the labor market, with the unemployment rate falling to 7.7%, its lowest level in four years. The U.S. Federal Reserve also provided more context around its interest rate policy, announcing that it would keep interest rates low until unemployment fell below 6.5% as long as inflation does not rise above 2.5%. The market was additionally heartened by the news that European ministers had reached an agreement on restructuring Greece’s debt, allowing the next tranche of bailout funds to be released and diminishing the prospect that Greece would exit the euro zone, which had been a significant overhang during the first half of the year. Macroeconomic data from China also improved, as increases were seen in fixed asset investments, retail sales, and manufacturing.

What Helped and What Hurt LOR
The Fund was helped by its position in Italian toll road operator Atlantia, which rose on improved macroeconomic sentiment. The company also reported results which highlighted the resilience of its business model. The Fund was also helped by an underweight position in Apple, as the stock fell due to the company’s quarterly results, which included an unanticipated drop in gross margins due to new product launches. Investors were also concerned over constrained supply and a lengthening replacement cycle for subsidized smart-phones. Shares of jewelry maker Pandora rallied as the company reported earnings that were better than expected and raised full-year guidance. Management’s new strategy, which includes selling some lower-price items and changing product placement in stores, appears to be working.

In contrast, the Fund’s position in telecom company Vodafone Group detracted from performance. The stock declined after the company reported slower growth than expected in northern Europe and the emerging markets. Investors were also concerned about market share loss as competitors have begun to bundle services which Vodafone does not offer. However, we believe that Vodafone is early in preparing for smart-phone penetration across Europe, which has lagged behind the United States. Political uncertainty regarding tax laws and overall unrest in Egypt has led shares of Orascom Construction Industries to underperform the broader market. While this may hurt shares in the near term, we believe the company still has strong ties to growing construction areas such as Egypt, Iraq, and Saudi Arabia, and that the company’s new projects, strong backlog, and discounted valuation makes Orascom an attractive opportunity. Shares of U.S. restaurant operator Darden Restaurants also hurt returns. Darden pre-announced lower-than-expected earnings amid weaker industry demand and difficult comparisons due to earlier promotions. The news sent shares lower and hampered performance. However, we do not regard this weak performance as a structural change within the company, continue to view Darden as one of the best-managed U.S. full-service restaurant

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

companies, and have used this reduction in expectations to add to the position after reducing our position earlier in the year on share strength.

Emerging Market Currency and Debt Portfolio
(28.0% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of December 31, 2012, this portfolio consisted of forward currency contracts (76.5%) and sovereign debt obligations (23.5%). The average duration of the emerging market currency and debt portfolio decreased from approximately 9 months to approximately 7 months during the fourth quarter, while the average yield declined from 6.8%2 at the end of September 2012 to 6.6% on December 31, 2012.

Emerging Market Currency and Debt Market Review
Performance was generally positive for emerging local money markets during the fourth quarter, with quarterly returns ranging from -2% to 6% across most countries. Market leaders included Romania, South Korea, Poland, Russia, and Colombia, while India, South Africa, and Indonesia lagged their peers. In general, emerging local markets performed well, despite the (then imminent) U.S. fiscal cliff, amid improving macroeconomic data out of China and central banks’ easy liquidity conditions in the United States and Europe, which has contained volatility.

What Helped and What Hurt LOR
In Turkey, short-term nominal and long-term inflation-linked debt holdings materially outperformed the money market due to the Turkish central bank’s growth-supportive policy shift. Elsewhere, in Serbia, re-engagement with the International Monetary Fund, anticipated fiscal consolidation, the central bank’s tight monetary stance, and improved current account financing prospects led to steady currency performance, which complemented the country’s high yield. Frontier markets such as Uruguay and Nigeria performed well, and security selection in Brazil also helped performance.

In contrast, in India, slowing growth, sticky inflation, a large trade deficit, and (perhaps most importantly) rising concerns over implementation of the government’s reform agenda prompted partial reversal of the rupee’s recent rally. In Uganda, the shilling depreciated as several European nations suspended foreign aid due to misappropriation of donor funds. In addition, South Africa hurt performance amid rand weakness as a result of the widening current account, slowing credit demand, labor unrest, and global uncertainty.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of December 31, 2012; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index*

Value at 12/31/12

LOR at Market Price	$14,552

LOR at Net Asset Value	16,523

MSCI ACWI Index	14,192

Average Annual Total Returns* Periods Ended December 31, 2012

	One Year	Five Years	Since Inception**

Market Price	23.99%	0.25%	5.12%
Net Asset Value	25.18%	1.35%	6.91%
MSCI ACWI Index	16.13%	-1.16%	4.77%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings December 31, 2012

Security	Value	Percentage of Net Assets

Atlantia SpA	$3,024,274	3.0%
Eni SpA	2,919,443	2.9
CenturyLink, Inc.	2,847,936	2.9
Royal Dutch Shell PLC, A Shares	2,597,123	2.6
Banco do Brasil SA	2,535,046	2.6
Mobile TeleSystems OJSC Sponsored ADR	2,405,477	2.4
Zurich Insurance Group AG	2,261,599	2.3
Vodafone Group PLC	2,250,342	2.3
Sysco Corp.	2,054,734	2.1
Sampo Oyj, A Shares	2,025,681	2.0

Portfolio Holdings Presented by Sector December 31, 2012

Sector	Percentage of Total Investments

Consumer Discretionary	10.3%
Consumer Staples	3.9
Emerging Markets Debt Obligations	9.1
Energy	8.7
Financials	28.3
Health Care	4.4
Industrials	10.4
Information Technology	6.9
Materials	5.6
Telecommunications Services	9.6
Utilities	2.7
Short-Term Investment	0.1
Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments
December 31, 2012

Description	Shares	Value

Common Stocks—98.2%

Australia—4.2%
DUET Group	534,100	$1,160,620
Telstra Corp., Ltd.	175,646	800,156
Transurban Group	181,260	1,151,205
Westfield Group REIT	98,961	1,091,973

		4,203,954

Brazil—3.6%
Banco do Brasil SA	198,717	2,535,046
Direcional Engenharia SA	78,600	546,581
MRV Engenharia e Participacoes SA	88,900	533,859

		3,615,486

Cambodia—0.5%
NagaCorp, Ltd.	886,000	542,851

Canada—0.7%
Just Energy Group, Inc.	75,200	721,168

China—5.6%
Agricultural Bank of China, Ltd.,
Class H	3,885,000	1,958,744
China Construction Bank Corp.,
Class H	1,963,180	1,600,000
Industrial and Commercial Bank of
China, Ltd., Class H	1,036,440	747,447
Zoomlion Heavy Industry Science
and Technology Co., Ltd., Class H	778,800	1,175,680

		5,481,871

Denmark—1.1%
Pandora A/S	48,644	1,071,862

Egypt—1.3%
Orascom Construction Industries (a)	31,840	1,269,094

Finland—2.0%
Sampo Oyj, A Shares	62,644	2,025,681

France—6.6%
AXA SA	85,960	1,554,841
Rexel SA	46,333	946,754
Sanofi SA	10,758	1,020,237
Total SA	27,541	1,425,454
Valeo SA	31,777	1,611,297

		6,558,583

Germany—2.3%
Allianz SE	8,676	1,201,944
Bayerische Motoren Werke AG	11,382	1,097,703

		2,299,647

Indonesia—0.2%
PT Bank Pembangunan Daerah Jawa
Barat dan Banten Tbk	1,889,000	208,247

Israel—1.8%
Israel Chemicals, Ltd.	150,115	1,809,707

Description	Shares	Value

Italy—6.0%
Atlantia SpA	166,746	$3,024,274
Eni SpA	118,342	2,919,443

		5,943,717

Japan—2.7%
Daito Trust Construction Co., Ltd.	11,200	1,053,944
Mizuho Financial Group, Inc.	886,400	1,621,796

		2,675,740

Macau—0.9%
Sands China, Ltd.	210,400	943,845

Norway—0.8%
Orkla ASA	85,891	751,959

Russia—4.9%
Mobile TeleSystems OJSC Sponsored
ADR	128,980	2,405,477
Oriflame Cosmetics SA SDR	31,960	1,020,543
Sberbank of Russia GDR (a), (c), (d)	113,600	1,401,824

		4,827,844

South Africa—4.6%
AVI, Ltd.	69,309	488,954
Kumba Iron Ore, Ltd.	13,647	932,591
Life Healthcare Group Holdings
Pte, Ltd.	268,337	1,077,990
MTN Group, Ltd.	33,660	707,483
Vodacom Group, Ltd.	92,800	1,373,640

		4,580,658

Spain—1.1%
Red Electrica Corporacion SA	21,760	1,075,109

Sweden—1.0%
Electrolux AB, Series B	36,909	969,364

Switzerland—2.3%
Zurich Insurance Group AG	8,458	2,261,599

Taiwan—2.3%
Radiant Opto-Electronics Corp.	150,000	622,042
Siliconware Precision Industries Co.	696,000	744,900
Taiwan Semiconductor Manufacturing
Co., Ltd.	284,290	951,494

		2,318,436

Thailand—0.9%
Krung Thai Bank Public Co., Ltd. (d)	822,800	527,194
Tisco Financial Group Public Co.,
Ltd. (d)	198,000	336,581

		863,775

Turkey—1.8%
Tofas Turk Otomobil Fabrikasi AS	130,730	768,481
Tupras-Turkiye Petrol Rafinerileri AS	34,744	1,005,162

		1,773,643

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2012

Description	Shares	Value

United Kingdom—7.4%
Aviva PLC	158,460	$956,591
Man Group PLC	699,499	937,951
Rexam PLC	93,560	657,458
Royal Dutch Shell PLC, A Shares	75,537	2,597,123
Vodafone Group PLC	894,816	2,250,342

		7,399,465

United States—31.6%
Ameriprise Financial, Inc.	16,200	1,014,606
Apple, Inc.	1,184	631,108
CenturyLink, Inc.	72,800	2,847,936
Cisco Systems, Inc.	98,800	1,941,420
Cliffs Natural Resources, Inc.	13,990	539,454
ConocoPhillips	16,560	960,314
Darden Restaurants, Inc.	41,700	1,879,419
Duke Realty Corp. REIT	81,400	1,129,018
EPR Properties REIT	10,400	479,544
Freeport-McMoRan Copper &
Gold, Inc.	12,900	441,180
Harsco Corp.	53,230	1,250,905
Hasbro, Inc.	26,100	936,990
Honeywell International, Inc.	7,700	488,719
Intel Corp.	31,130	642,212
Johnson & Johnson	13,000	911,300
Las Vegas Sands Corp.	15,000	692,400
Mack-Cali Realty Corp. REIT	40,300	1,052,233
Medical Properties Trust, Inc. REIT	44,300	529,828
Microsoft Corp.	36,100	964,953
Molson Coors Brewing Co.,
Class B	27,300	1,168,167
Pfizer, Inc.	70,700	1,773,156
Republic Services, Inc.	35,100	1,029,483
Southern Copper Corp.	45,380	1,718,087
Sysco Corp.	64,900	2,054,734
Texas Instruments, Inc.	22,300	689,962
The Carlyle Group L.P.	38,400	999,552
The Macerich Co. REIT	22,300	1,300,090
Waddell & Reed Financial, Inc.,
Class A	19,400	675,508
Wynn Resorts, Ltd.	5,400	607,446

		31,349,724

Total Common Stocks
(Identified cost $91,828,715)		97,543,029

Preferred Stock—0.9%

United States—0.9%
Capital One Financial Corp.,
Series B
(Identified cost $928,277)	37,205	924,916

Description	Principal Amount (000) (e)	Value

Foreign Government
Obligations—9.9%
Brazil—3.1%
Brazil NTN-B:
6.00%, 05/15/15	2,330	$2,784,854
6.00%, 08/15/16	273	339,418

		3,124,272

Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	188,000	129,259

Hungary—0.5%
Hungary Treasury Bills:
0.00%, 03/27/13	67,400	301,523
0.00%, 04/17/13	50,500	225,234

		526,757

Mexico—3.2%
Mexican Bonos:
7.00%, 06/19/14	13,170	1,051,627
9.50%, 12/18/14	9,000	757,839
Mexican Cetes:
0.00%, 02/21/13	61,300	471,562
0.00%, 03/21/13	72,000	551,779
Mexican Udibonos,
5.00%, 06/16/16	4,241	370,093

		3,202,900

South Africa—0.6%
Republic of South Africa,
5.50%, 12/07/23	3,120	543,349

Turkey—1.5%
Turkey Government Bonds:
10.00%, 12/04/13	310	179,750
3.00%, 07/21/21	1,571	1,008,264
3.00%, 02/23/22	405	264,451

		1,452,465

Uruguay—0.9%
Uruguay Monetary Regulation Bills:
0.00%, 05/09/13	1,350	68,080
0.00%, 06/27/13	2,880	143,475
0.00%, 07/05/13	11,150	554,724
0.00%, 08/15/13	3,000	147,243

		913,522

Total Foreign Government
Obligations
(Identified cost $9,468,082)		9,892,524

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2012

Description	Shares	Value

Short-Term Investment—0.1%
State Street Institutional Treasury
Money Market Fund
(Identified cost $73,778)	73,778	$73,778

Description	Value

Total Investments—109.1%
(Identified cost $102,298,852) (b), (f)	$108,434,247
Liabilities in Excess of Cash and
Other Assets—(9.1)%	(9,065,717)

Net Assets—100.0%	$99,368,530

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2012

Forward Currency Purchase Contracts open at December 31, 2012:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	BRC	01/03/13	569,642	$271,000	$278,213	$7,213	$—
BRL	RBC	01/03/13	569,642	278,758	278,213	—	545
CLP	CIT	01/10/13	233,047,500	483,000	486,317	3,317	—
CLP	UBS	01/31/13	224,231,700	462,000	466,578	4,578	—
CLP	UBS	02/11/13	227,386,000	472,000	472,447	447	—
CNY	BRC	02/19/13	4,146,000	657,730	663,184	5,454	—
CNY	BRC	02/26/13	4,020,000	637,640	642,641	5,001	—
CNY	JPM	05/28/13	6,205,008	985,000	986,796	1,796	—
COP	CIT	01/08/13	461,910,880	256,332	261,317	4,985	—
COP	UBS	01/08/13	500,225,000	275,000	282,993	7,993	—
COP	UBS	01/24/13	141,931,380	79,817	80,204	387	—
COP	UBS	01/24/13	898,530,000	491,000	507,752	16,752	—
COP	UBS	02/28/13	475,752,000	257,999	267,921	9,922	—
CZK	BNP	01/08/13	9,170,396	465,500	482,460	16,960	—
CZK	JPM	01/07/13	13,726,497	709,043	722,154	13,111	—
DOP	CIT	01/18/13	7,809,000	192,720	194,617	1,897	—
DOP	CIT	04/15/13	4,078,800	101,210	99,810	—	1,400
DOP	CIT	04/16/13	7,474,950	185,437	182,885	—	2,552
EUR	BNP	02/25/13	363,484	483,282	480,003	—	3,279
EUR	BRC	03/25/13	99,334	132,077	131,212	—	865
EUR	CIT	02/20/13	36,000	47,095	47,538	443	—
EUR	CIT	02/20/13	389,560	496,804	514,414	17,610	—
EUR	HSB	02/28/13	181,000	236,553	239,027	2,474	—
EUR	UBS	02/28/13	528,810	684,000	698,343	14,343	—
GHS	CIT	01/04/13	231,000	119,257	121,221	1,964	—
GHS	CIT	02/04/13	299,000	155,180	154,120	—	1,060
GHS	SCB	01/17/13	149,500	77,541	77,862	321	—
GHS	SCB	02/19/13	147,500	75,332	75,403	71	—
GHS	SCB	03/21/13	1,491,000	750,038	749,827	—	211
HUF	CIT	01/07/13	9,319,175	43,224	42,198	—	1,026
HUF	JPM	01/04/13	100,500,000	449,886	455,241	5,355	—
HUF	JPM	02/27/13	80,030,000	369,338	360,287	—	9,051
HUF	JPM	02/27/13	112,604,690	505,941	506,934	993	—
HUF	UBS	01/22/13	25,701,390	117,000	116,168	—	832
IDR	JPM	01/02/13	1,519,446,000	157,000	157,660	660	—
IDR	JPM	01/03/13	4,382,860,000	451,841	454,771	2,930	—
IDR	JPM	01/28/13	3,480,118,000	358,000	360,051	2,051	—
IDR	JPM	02/04/13	1,686,600,000	172,049	174,352	2,303	—
IDR	JPM	02/07/13	4,382,860,000	447,048	452,908	5,860	—
ILS	BNP	01/23/13	3,575,316	944,638	956,510	11,872	—
ILS	UBS	01/07/13	1,787,623	477,361	478,514	1,153	—
INR	BRC	01/15/13	12,450,000	227,169	226,682	—	487
INR	BRC	02/15/13	7,190,000	129,317	130,126	809	—
INR	JPM	01/15/13	25,947,000	482,645	472,428	—	10,217
INR	JPM	03/11/13	28,042,170	507,000	505,326	—	1,674
INR	RBC	01/07/13	51,277,100	933,329	935,130	1,801	—
INR	SCB	03/18/13	18,696,760	337,000	336,506	—	494

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2012

Forward Currency Purchase Contracts open at December 31, 2012 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

KRW	HSB	01/28/13	271,215,000	$249,745	$252,930	$3,185	$—
KRW	JPM	02/13/13	1,013,142,700	926,133	943,933	17,800	—
KRW	UBS	03/14/13	532,408,500	494,000	495,245	1,245	—
KZT	CIT	01/07/13	39,882,500	263,425	265,001	1,576	—
KZT	CIT	01/22/13	35,817,925	236,500	237,524	1,024	—
KZT	CIT	01/23/13	20,776,050	137,000	137,757	757	—
KZT	CIT	01/25/13	12,601,890	83,000	83,536	536	—
KZT	CIT	02/01/13	28,660,600	188,000	189,811	1,811	—
KZT	CIT	03/26/13	38,000,000	249,311	249,664	353	—
KZT	CIT	06/24/13	38,200,000	247,409	247,925	516	—
KZT	HSB	01/25/13	28,149,625	185,500	186,599	1,099	—
KZT	HSB	02/28/13	23,903,250	157,000	157,587	587	—
KZT	UBS	02/28/13	28,927,500	190,000	190,710	710	—
MXN	UBS	01/02/13	4,254,947	333,562	329,170	—	4,392
MYR	HSB	02/07/13	823,000	268,849	268,476	—	373
MYR	JPM	01/10/13	5,208,375	1,708,000	1,702,369	—	5,631
MYR	JPM	02/19/13	1,430,651	464,000	466,304	2,304	—
MYR	SCB	01/07/13	577,074	189,509	188,657	—	852
NGN	CIT	01/16/13	55,710,720	351,000	356,916	5,916	—
NGN	CIT	01/16/13	78,104,400	480,199	500,383	20,184	—
NGN	CIT	01/28/13	21,478,500	125,130	137,604	12,474	—
NGN	CIT	02/11/13	27,004,000	157,000	171,372	14,372	—
NGN	CIT	03/20/13	56,398,400	349,000	353,278	4,278	—
NGN	CIT	04/23/13	29,338,800	166,698	182,510	15,812	—
NGN	CIT	07/23/13	20,350,000	110,000	122,900	12,900	—
NGN	SCB	05/02/13	23,572,000	133,553	146,636	13,083	—
PEN	HSB	01/28/13	1,232,958	475,000	482,301	7,301	—
PLN	CIT	01/17/13	1,274,325	414,213	411,114	—	3,099
PLN	JPM	01/17/13	234,865	74,492	75,770	1,278	—
RON	ING	01/11/13	769,304	226,000	228,010	2,010	—
RON	ING	01/11/13	896,646	256,419	265,752	9,333	—
RON	JPM	01/09/13	1,269,818	372,512	376,463	3,951	—
RON	JPM	02/12/13	2,815,482	797,000	830,733	33,733	—
RSD	BRC	03/11/13	76,696,220	873,085	883,054	9,969	—
RSD	CIT	01/09/13	15,718,010	180,025	184,202	4,177	—
RSD	CIT	01/09/13	51,370,000	568,882	602,016	33,134	—
RSD	HSB	01/31/13	22,900,920	263,274	266,765	3,491	—
RUB	BRC	01/10/13	16,135,488	514,000	527,560	13,560	—
RUB	UBS	02/13/13	3,007,068	98,383	97,733	—	650
RUB	UBS	02/13/13	15,429,186	481,500	501,466	19,966	—
RUB	UBS	03/13/13	15,368,338	477,500	497,279	19,779	—
RUB	UBS	03/29/13	23,408,000	760,000	755,623	—	4,377
RUB	UBS	06/25/13	13,005,200	363,375	414,242	50,867	—
RUB	UBS	07/01/13	13,767,255	384,667	438,117	53,450	—
SGD	HSB	01/22/13	885,459	726,000	724,833	—	1,167
THB	HSB	01/31/13	30,629,116	994,000	999,677	5,677	—

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2012

Forward Currency Purchase Contracts open at December 31, 2012 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

THB	SCB	01/17/13	16,769,379	$547,000	$547,759	$759	$—
THB	SCB	01/18/13	10,039,985	326,000	327,930	1,930	—
THB	SCB	01/28/13	6,281,772	204,000	205,061	1,061	—
THB	SCB	02/19/13	10,024,500	326,414	326,826	412	—
TRY	JPM	02/28/13	383,261	208,000	213,232	5,232	—
TRY	JPM	02/28/13	1,142,364	624,909	635,568	10,659	—
TRY	JPM	02/28/13	1,822,033	996,000	1,013,709	17,709	—
UGX	CIT	01/07/13	3,529,518,000	1,333,655	1,310,219	—	23,436
UYU	CIT	01/03/13	3,057,000	158,394	159,037	643	—
UYU	CIT	01/09/13	6,608,040	318,000	343,346	25,346	—
ZAR	BRC	01/23/13	3,855,123	431,000	453,494	22,494	—
ZAR	CIT	01/28/13	3,813,694	444,000	448,311	4,311	—
ZMK	CIT	01/09/13	852,000,000	163,312	163,751	439	—
ZMK	CIT	03/07/13	905,000,000	168,435	172,223	3,788	—
ZMK	SCB	01/31/13	1,628,861,400	305,545	311,300	5,755	—
ZMK	SCB	02/27/13	755,060,000	141,929	143,866	1,937	—
ZMK	SCB	09/19/13	1,184,619,000	210,449	212,688	2,239	—
ZMK	SCB	12/19/13	789,746,000	137,228	138,034	806	—

Total Forward Currency Purchase Contracts				$42,416,251	$43,021,125	$682,544	$77,670

Forward Currency Sale Contracts open at December 31, 2012:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	BRC	03/04/13	604,421	$285,711	$292,982	$—	$7,271
BRL	RBC	01/03/13	569,642	277,265	278,213	—	948
BRL	RBC	03/04/13	157,472	76,000	76,332	—	332
COP	CIT	01/08/13	820,204,500	463,000	464,015	—	1,015
COP	UBS	01/08/13	141,931,380	79,916	80,295	—	379
CZK	JPM	01/07/13	13,726,497	722,561	722,153	408	—
EUR	BNP	01/08/13	363,000	465,500	479,163	—	13,663
EUR	BRC	03/11/13	659,469	873,086	870,982	2,104	—
EUR	CIT	01/09/13	137,000	180,026	180,843	—	817
EUR	HSB	01/31/13	199,000	263,274	262,733	541	—
EUR	HSB	02/28/13	705,700	910,603	931,942	—	21,339
EUR	ING	01/11/13	197,000	256,419	260,048	—	3,629
EUR	ING	01/22/13	618,399	788,316	816,388	—	28,072
EUR	JPM	01/07/13	543,000	709,043	716,758	—	7,715
EUR	JPM	02/26/13	364,880	467,509	481,849	—	14,340
EUR	JPM	02/27/13	379,000	505,942	500,501	5,441	—
EUR	UBS	02/28/13	75,618	97,583	99,860	—	2,277
EUR	UBS	02/28/13	286,121	380,000	377,849	2,151	—
GHS	CIT	01/04/13	231,000	121,900	121,221	679	—
HUF	CIT	01/07/13	9,319,175	43,000	42,198	802	—
HUF	CIT	02/07/13	9,319,175	43,084	42,042	1,042	—
HUF	JPM	01/04/13	28,212,380	126,292	127,795	—	1,503
HUF	JPM	01/04/13	72,287,620	335,597	327,445	8,152	—

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (concluded)
December 31, 2012

Forward Currency Sale Contracts open at December 31, 2012 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

IDR	JPM	01/02/13	1,519,446,000	$155,601	$157,660	$—	$2,059
IDR	JPM	01/03/13	4,382,860,000	448,834	454,772	—	5,938
ILS	UBS	01/07/13	1,787,623	466,000	478,515	—	12,515
ILS	UBS	01/23/13	1,717,000	458,197	459,352	—	1,155
JPY	SCB	02/26/13	74,394,237	911,604	859,057	52,547	—
MXN	JPM	01/31/13	10,445,779	816,000	806,119	9,881	—
MXN	UBS	01/02/13	4,254,947	328,000	329,170	—	1,170
MXN	UBS	02/05/13	4,254,947	332,672	328,217	4,455	—
MYR	HSB	01/07/13	577,074	188,771	188,657	114	—
PLN	BRC	01/17/13	1,488,785	484,075	480,301	3,774	—
RUB	UBS	01/10/13	3,007,068	98,949	98,318	631	—
RUB	UBS	01/10/13	13,128,420	422,000	429,242	—	7,242
TRY	BRC	07/10/13	78,512	40,381	42,959	—	2,578
TRY	CIT	07/10/13	613,301	315,322	335,574	—	20,252
TRY	JPM	02/28/13	714,680	381,000	397,621	—	16,621
TRY	JPM	02/28/13	1,118,729	622,000	622,418	—	418
UYU	CIT	01/03/13	3,057,000	156,689	159,037	—	2,348
UYU	CIT	01/09/13	3,057,000	158,148	158,838	—	690

Total Forward Currency Sale Contracts				$15,255,870	$15,339,434	92,722	176,286

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$775,266	$253,956

Currency Abbreviations:
BRL	—	Brazilian Real	MXN	—	Mexican New Peso
CLP	—	Chilean Peso	MYR	—	Malaysian Ringgit
CNY	—	Chinese Renminbi	NGN	—	Nigerian Naira
COP	—	Colombian Peso	PEN	—	Peruvian New Sol
CZK	—	Czech Koruna	PLN	—	Polish Zloty
DOP	—	Dominican Republic Peso	RON	—	New Romanian Leu
EUR	—	Euro	RSD	—	Serbian Dinar
GHS	—	Ghanaian Cedi	RUB	—	Russian Ruble
HUF	—	Hungarian Forint	SGD	—	Singapore Dollar
IDR	—	Indonesian Rupiah	THB	—	Thai Baht
ILS	—	Israeli Shekel	TRY	—	New Turkish Lira
INR	—	Indian Rupee	UGX	—	Ugandan Shilling
JPY	—	Japanese Yen	UYU	—	Uruguayan Peso
KRW	—	South Korean Won	ZAR	—	South African Rand
KZT	—	Kazakhstan Tenge	ZMK	—	Zambian Kwacha

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
HSB	—	HSBC Bank USA
ING	—	ING Bank NV
JPM	—	JPMorgan Chase Bank
RBC	—	Royal Bank of Canada
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments
December 31, 2012

(a)	Non-income producing security.
(b)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.
(c)

Pursuant to Rule 144A under the Securities Act of 1933, the security may only be traded among “qualified institutional buyers.” At December 31, 2012, this security amounted to 1.4% of net assets of the Fund, and is considered to be liquid.

(d)

Security valued using Level 2 inputs, based on reference to a similar security from the same issuer which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy—see Note 10.

(e)	Principal amount denominated in respective country’s currency.
(f)

For federal income tax purposes, the aggregate cost was $103,411,075, aggregate gross unrealized appreciation was $8,129,055, aggregate gross unrealized depreciation was $3,105,883, and the net unrealized appreciation was $5,023,172.

Security Abbreviations:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional” Series B
REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt

Portfolio holdings by industry (as a percentage of net assets):
Agriculture	1.8%
Alcohol & Tobacco	1.2
Automotive	3.5
Banking	9.4
Commercial Services	2.0
Computer Software	1.0
Construction & Engineering	1.3
Consumer Products	4.0
Electric	2.2
Energy Integrated	9.0
Financial Services	6.2
Food & Beverages	2.1
Forest & Paper Products	0.7
Gas Utilities	0.7
Health Services	1.1
Housing	1.6
Insurance	8.0
Leisure & Entertainment	4.7
Manufacturing	4.2
Metals & Mining	3.7
Pharmaceutical & Biotechnology	3.7
Real Estate	6.1
Semiconductors & Components	3.7
Technology Hardware	2.6
Telecommunications	10.4
Transportation	4.2

Subtotal	99.1
Foreign Government Obligations	9.9
Short-Term Investment	0.1

Total Investments	109.1%

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2012

ASSETS
Investments in securities, at value (cost $102,298,852)	$108,434,247
Foreign currency, at value (cost $1,620,298)	1,621,775
Dividends and interest receivable	201,355
Gross unrealized appreciation on forward currency contracts	775,266

Total assets	111,032,643

LIABILITIES
Management fees payable	104,151
Line of credit outstanding	11,164,000
Gross unrealized depreciation on forward currency contracts	253,956
Other accrued expenses and payables	142,006

Total liabilities	11,664,113

Net assets	$99,368,530

NET ASSETS
Paid in capital (Note 2(f))	$125,879,889
Distributions in excess of net investment income (Note 2(f))	(1,023,434)
Accumulated net realized loss	(32,147,731)
Net unrealized appreciation on:
Investments	6,135,395
Foreign currency and forward currency contracts	524,411

Net assets	$99,368,530

Shares of common stock outstanding*	6,880,183
Net asset value per share	$14.44
Market value per share	$12.55

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Operations
For the Year Ended December 31, 2012

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $364,063)	$4,734,217
Interest	818,980

Total investment income	5,553,197

Expenses:
Management fees (Note 3)	1,116,655
Professional services	139,548
Custodian fees	118,350
Shareholders’ reports	79,098
Administration fees	60,717
Shareholders’ services	43,935
Shareholders’ meeting	24,620
Directors’ fees and expenses	6,114
Other	47,453

Total expenses before interest expense	1,636,490
Interest expense	128,318
Expense reductions (Note 2(g))	(17)

Total expenses	1,764,791

Net investment income	3,788,406

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS
Net realized gain on:
Investments	3,303,532
Foreign currency and forward currency contracts	1,281,532

Total net realized gain on investments, foreign currency and forward currency contracts	4,585,064

Net change in unrealized appreciation on:
Investments	11,744,737
Foreign currency and forward currency contracts	438,972

Total net change in unrealized appreciation on investments, foreign currency and forward currency contracts	12,183,709

Net realized and unrealized gain on investments, foreign currency and forward currency contracts	16,768,773

Net increase in net assets resulting from operations	$20,557,179

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011

INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income	$3,788,406	$4,333,810
Net realized gain on investments, foreign currency and forward currency contracts	4,585,064	3,649,925
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	12,183,709	(13,092,876)

Net increase (decrease) in net assets resulting from operations	20,557,179	(5,109,141)

Distributions to Stockholders (Note 2(f)):
From net investment income	(5,478,002)	(6,216,934)

Net decrease in net assets resulting from distributions	(5,478,002)	(6,216,934)

Total increase (decrease) in net assets	15,079,177	(11,326,075)
Net assets at beginning of year	84,289,353	95,615,428

Net assets at end of year*	$99,368,530	$84,289,353

* Includes distributions in excess of net investment income of (Note 2(f))	$(1,023,434)	$(722,410)

Transactions in Capital Shares:
Common shares outstanding at beginning of year	6,880,183	6,880,183

Common shares outstanding at end of year	6,880,183	6,880,183

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Cash Flows
For the Year Ended December 31, 2012

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase in net assets resulting from operations	$20,557,179
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Decrease in dividends and interest receivable	290,283
Accretion of bond discount and amortization of bond premium	(151,204)
Inflation index adjustment	(130,569)
Decrease in other accrued expenses and payables	(7,459)
Net realized gain on investments, foreign currency and forward currency contracts	(4,585,064)
Net change in unrealized appreciation on investments, foreign currency and forward currency contracts	(12,183,709)
Purchase of long-term investments	(79,886,786)
Proceeds from disposition of long-term investments	84,937,885
Proceeds from disposition of short-term investments, net	1,862,137

Net cash provided by operating activities	10,702,693

Cash flows from financing activities:
Cash distributions paid (Note 2(f))	(5,478,002)
Gross drawdowns in line of credit balance	11,618,000
Gross paydowns in line of credit balance	(16,900,000)

Net cash used in financing activities	(10,760,002)

Effect of exchange rate changes on cash	1,291,223

Net increase in cash and foreign currency	1,233,914

Cash and foreign currency:
Beginning balance	387,861

Ending balance	$1,621,775

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$(128,234)

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Financial Highlights
Selected data for a share of common stock outstanding throughout each year

	Year Ended

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Net asset value, beginning of year	$12.25	$13.90	$13.04	$9.78	$20.21

Income (loss) from investment operations:
Net investment income	0.55	0.63	0.62	0.78	1.05
Net realized and unrealized gain (loss)	2.44	(1.38)	1.09	3.25	(9.63)

Total from investment operations	2.99	(0.75)	1.71	4.03	(8.58)

Less distributions from (Note 2(f)):
Net investment income	(0.80)	(0.90)	(0.85)	(0.55)	(1.41)
Net realized gains	—	—	—	—	(0.44)
Return of capital	—	—	—	(0.22)	—

Total distributions	(0.80)	(0.90)	(0.85)	(0.77)	(1.85)

Net asset value, end of year	$14.44	$12.25	$13.90	$13.04	$9.78

Market value, end of year	$12.55	$10.83	$12.82	$11.15	$8.74

Total Return based upon:
Net asset value (a)	25.18%	-5.67%	13.85%	44.18%	-44.82%
Market value (a)	23.99%	-9.17%	23.70%	39.81%	-48.02%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$99,369	$84,289	$95,615	$89,751	$67,262
Ratios to average net assets:
Net expenses	1.93%	2.06%	2.11%	2.13%	2.30%
Gross expenses	1.93%	2.06%	2.11%	2.13%	2.30%
Gross expenses excluding interest expense	1.79%	1.89%	1.86%	1.86%	1.77%
Net investment income	4.15%	4.67%	4.78%	7.21%	6.62%
Portfolio turnover rate	77%	91%	67%	93%	86%

(a)

Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each year indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of year” and sales of common shares at the “net asset value, end of year,” for each of the years indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements
December 31, 2012

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on April 6, 2005 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of net income and capital appreciation.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the NYSE, NASDAQ national market or other U.S. or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of foreign securities may be determined with the assistance of an independent pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts.

The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33 1/3% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33 1/3% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2012

such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of the Fund’s common stocks and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in net asset value, or less of an increase in net asset value, than if the Fund were not leveraged. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Federal Income Tax Policy—It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states.

At December 31, 2012, the Fund had $2,594,036 and $29,179,195 of unused realized capital loss carryforwards, expiring in 2016 and 2017, respectively.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2012, the Fund had no net capital and foreign currency losses arising between November 1, 2012 and December 31, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law. The RIC Modernization Act includes numerous provisions that generally became effective for taxable years beginning after the date of enactment. Among the new provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2012

should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in the Fund’s 2012 tax returns.

(f) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, and distributions from real estate investment trusts and partnerships. The book/tax differences relating to stockholder distributions resulted in reclassifications among certain capital accounts as follows:

Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss

$(917,288)	$1,388,572	$(471,284)

The Fund has implemented a level distribution policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s level distribution policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid from February 2012 through December 2012, the Fund issued notices pursuant to Section 19(a) of the Act (the “Section 19(a) Notices”) each stating that the Fund had currently estimated that it had distributed more than its net investment income and realized capital gains. For 2012, none of the $0.7962 distributed per share was a return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

The tax character of dividends and distributions paid during the years ended December 31, was as follows:

	2012	2011

Ordinary Income	$5,478,002	$6,216,934

Long-Term Capital Gain	—	—

Return of Capital	—	—

Total	$5,478,002	$6,216,934

At December 31, 2012, the components of distributable earnings on a tax basis included $5,261,872 of net unrealized appreciation.

(g) Expense Reductions—The Fund’s excess cash in demand deposit accounts, if any, may receive credits that are available to offset custody expenses. The Statement of Operations reports gross custody expenses, and reports the amount of any credits separately as an expense reduction.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(i) Subsequent Events—Management has performed its evaluation of subsequent events and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2012

Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.90% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (“Financial Leverage”) to make Currency Investments (defined below), rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments in the Fund’s world equity strategy. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33 1/3% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.35% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on

$1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement” in the Fund’s semi-annual report for the period ended June 30, 2012.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2012

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
World Equity Investments
(Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate
management fee	$1,500	$1,000
Management fee (0.90%)	$13.50	$9.00

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration Agreement

The Fund has entered into an administration agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. Such Directors are also reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2012 were $78,508,264 and $83,826,191, respectively.

For the year ended December 31, 2012, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $20 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $20 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 0.75%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.15% per annum fee on the unused portion of the commitment, payable quarterly in arrears. For the year ended December 31, 2012, the Fund had borrowings under the Agreement as follows:

Average Daily	Maximum Daily	Weighted Average
Loan Balance*	Loan Outstanding	Interest Rate

$13,664,721	$16,446,000	0.92%

* For 366 days borrowings were outstanding.

The line of credit outstanding as of December 31, 2012 approximates its fair value and would be categorized at Level 2.

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional risks. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2012

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the

Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of December 31, 2012:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2012

Assets:
Common Stocks*
Australia	$—	$4,203,954	$—	$4,203,954
Brazil	—	3,615,486	—	3,615,486
Cambodia	—	542,851	—	542,851
Canada	721,168	—	—	721,168
China	—	5,481,871	—	5,481,871
Denmark	—	1,071,862	—	1,071,862
Egypt	—	1,269,094	—	1,269,094
Finland	—	2,025,681	—	2,025,681
France	—	6,558,583	—	6,558,583
Germany	—	2,299,647	—	2,299,647
Indonesia	—	208,247	—	208,247
Israel	—	1,809,707	—	1,809,707
Italy	—	5,943,717	—	5,943,717
Japan	—	2,675,740	—	2,675,740
Macau	—	943,845	—	943,845
Norway	—	751,959	—	751,959
Russia	2,405,477	2,422,367	—	4,827,844
South Africa	—	4,580,658	—	4,580,658

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2012

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2012

Common Stocks* (concluded)
Spain	$—	$1,075,109	$—	$1,075,109
Sweden	—	969,364	—	969,364
Switzerland	—	2,261,599	—	2,261,599
Taiwan	—	2,318,436	—	2,318,436
Thailand	—	863,775	—	863,775
Turkey	—	1,773,643	—	1,773,643
United Kingdom	—	7,399,465		7,399,465
United States	31,349,724	—	—	31,349,724
Preferred Stock*	924,916	—	—	924,916
Foreign Government Obligations*	—	9,892,524	—	9,892,524
Short-Term Investment	—	73,778	—	73,778
Other Financial Instruments**
Forward Currency Contracts	—	775,266	—	775,266

Total	$35,401,285	$73,808,228	$—	$109,209,513

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(253,956)	$—	$(253,956)

*	Please refer to Portfolio of Investments (page 8 through 10) and Notes to Portfolio of Investments (page 15) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Certain common stocks (see footnote (d) in the Notes to Portfolio of Investments) included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The foreign government obligations included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service. The short-term investment included in Level 2 (a pooled investment fund) was valued at the fund’s net asset value.

In connection with the periodic implementation of fair value pricing procedures with respect to foreign securities (see Note 2(a)), certain common stocks (other than those securities described in footnote (d) in the Notes to Portfolio of Investments) were transferred from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. There were no other transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2012.

For further information regarding security characteristics see Portfolio of Investments.

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposure.

For the year ended December 31, 2012, the notional amounts of purchases and sales of forward currency contracts were $398,341,073 and $378,692,352, respectively.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2012:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$775,266

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$253,956

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (concluded)
December 31, 2012

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$1,273,707

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(429,278)

See Note 2(d) and the Portfolio of Investments for additional disclosures about derivative instruments.

12. Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (“ASU 2011-11”), “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities.” The ASU 2011-11 requires disclosure of both gross and net balances for certain investments and transactions entered into under master netting agreements, better aligning US GAAP requirements with International Financial Reporting Standards.

The ASU 2011-11 is effective for annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact the adoption of ASU 2011-11 will have on the Fund’s financial statements and related disclosures.

Lazard World Dividend & Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Lazard World Dividend & Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lazard World Dividend & Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard World Dividend & Income Fund, Inc. as of December 31, 2012, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
March 1, 2013

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)

If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Board of Directors:

Class I – Directors with Term Expiring in 2013

Independent Directors(3):

Leon M. Pollack (72)	Director (August 2006)	Private Investor

Robert M. Solmson (65)	Director (April 2005)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 - present)

Interested Director(4):

Charles L. Carroll (52)	Chief Executive Officer, President and Director (April 2005)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 - present)

Class II – Directors with Term Expiring in 2014

Independent Directors(3):

Kenneth S. Davidson (67)	Director (April 2005)	Davidson Capital Management Corporation, an investment manager, President (1978 - present)
Balestra Captial, Ltd., an investment manager and adviser, Senior Advisor (July 2012 - present)

Aquiline Holdings LLC, an investment manager, Partner (2006 - June 2012)

Nancy A. Eckl (50)	Director (February 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 - present)

TIAA-CREF Funds (58 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 - present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 - present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 - 2006)

Lester Z. Lieberman (82)	Director (April 2005)	Private Investor

Class III – Directors with Term Expiring in 2015

Independent Director(3):

Richard Reiss, Jr. (68)	Director (April 2005)	Georgica Advisors LLC, an investment manager, Chairman (1997 - present)

O’Charley’s, Inc., a restaurant chain, Director (1984 - present)

Interested Director(4):

Ashish Bhutani (52)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 - present)

Lazard Ltd, Vice Chairman and Director (2010 - present)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director serves as a Director for each of the Lazard Funds (comprised of, as of January 31, 2013, 28 active investment portfolios). All of the Independent Directors (as defined below), except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (40)	Vice President and Secretary (April 2005)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (54)	Treasurer (April 2005)	Vice President of the Investment Manager

Brian D. Simon (50)	Chief Compliance Officer (January 2009) and Assistant Secretary (April 2005)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (37)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (38)	Assistant Treasurer (April 2005)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.

Other Information
(unaudited)

Tax Information
Year Ended December 31, 2012

The following tax information represents year end disclosures of the tax benefits passed through to stockholders for 2012:

Of the dividends paid by the Fund, 70.63% of each dividend will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2012 Form 1099-DIV.

Of the dividends paid by the Fund, 21.51% of the dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Fund has no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to U.S. nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of common stock of Lazard World Dividend & Income Fund, Inc.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com

ITEM 2. CODE OF ETHICS.

          The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Registrant’s Board of Directors (the “Board”) has determined that Lester Z. Lieberman, Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Lieberman, Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $62,000 in 2011 and $62,000 in 2012.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”), and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $8,703 in 2011 and $7,875 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments. There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee.

(d) All Other Fees. There were no fees billed for the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above. There were no fees billed for the Reporting Periods for non-audit services by the Auditor to Service Affiliates, other than the services reported in paragraphs (a) through (c) above.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and rendered to Service Affiliates for the Reporting Periods were $1,214,012 in 2011 and $783,097 in 2012.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of who is not an “interested person” (as defined in the Investment Company Act of 1940) of the Registrant (“Independent Directors”):

Lester Z. Lieberman, Audit Committee Chairman
Kenneth S. Davidson
Nancy A. Eckl
Leon M. Pollack
Richard Reiss, Jr.
Robert M. Solmson

ITEM 6. INVESTMENTS

          Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

          The Registrant has delegated voting of proxies in respect of portfolio holdings to Lazard, to vote the Registrant’s proxies in accordance with Lazard’s proxy voting policy and guidelines (the “Voting Guidelines”) that provide as follows:

•	Lazard votes proxies in the best interests of its clients.

•	Unless Lazard’s Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with the Voting Guidelines.

•

To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals (“Approved Guidelines”) or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.

•	Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client’s overall best interests not to vote.

          The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

•	vote as recommended by management in routine election or re-election of directors;

•

favor programs intended to reward management and employees for positive, long-term performance, evaluating whether Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and

•	vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of the date of the filing of this Report on Form N-CSR, the following persons are responsible for the management of the Registrant’s portfolio:

James Donald is responsible for allocation of the Registrant’s assets between World Equity Investments and Currency Investments (each, as defined in the notes to the Registrant’s annual report to shareholders contained in Item 1) and overall management of the Registrant’s portfolio. World Equity Investments and Currency Investments are each managed on a team basis, with each member of the team involved at all levels of the investment process.

Mr. Donald, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining Lazard in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

World Equity Investments. Andrew Lacey and Patrick Ryan, with the assistance of Kyle Waldhauer, are jointly responsible for investment of the Registrant’s assets allocated to World Equity Investments.

Mr. Lacey, a Deputy Chairman of Lazard, is responsible for oversight of U.S. and Global strategies. He also is a portfolio manager/analyst on various of Lazard’s U.S. Equity and Global Equity teams. Mr. Lacey joined Lazard in 1996, and has been working in the investment field since 1995.

Mr. Ryan, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Global Equity and Global Equity Income teams. He began working in the investment field in 1989 and joined Lazard in 1994, and is a CFA Charterholder. He is a member of the New York Society of Security Analysts and the CFA Institute.

Mr. Waldhauer is Senior Vice President of Lazard and a portfolio manager/analyst on Lazard’s Global Equity Income team. He began working in the investment field when he joined Lazard in 1998.

Currency Investments. Ardra Belitz and Ganesh Ramachandran are jointly responsible for investment of the Registrant’s assets allocated to Currency Investments.

Ms. Belitz is a Managing Director of Lazard and a portfolio manager/analyst specializing in emerging market currency and debt. She has been working in the investment field since 1994 and joined Lazard in 1996.

Mr. Ramachandran is a Managing Director of Lazard and a portfolio manager/analyst specializing in emerging market currency and debt. He joined Lazard in 1997.

Portfolio Management

Team Management. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to one of the Registrant’s component strategies (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Registrant is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Registrant and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Registrant, that they are managing on behalf of Lazard. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolio managers have a materially larger investment in a Similar Account than their investment in the Registrant. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard and certain of the Registrant’s portfolio managers manage hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. However, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies. When Lazard engages in short sales of securities of the type in which the Registrant invests, Lazard could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts.

Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management team responsible for managing the Registrant. Specifically, it shows the number of portfolios and assets managed by management teams of which each of the Registrant’s portfolio managers is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies ($*)#	Other Pooled Investment Vehicles ($*)#	Other Accounts ($*)#, +

Ardra Belitz	3 (282.8 million)	6 (2.5 billion)	3 (326.7 million)
James M. Donald	13 (21.4 billion)	19 (7.9 billion)	188 (14.5 billion)
Andrew D. Lacey	17 (11.0 billion)	14 (1.6 billion)	183 (6.1 billion)
Ganesh Ramachandran	3 (282.8 million)	6 (2.5 billion)	3 (326.7 million)
Patrick Ryan	3 (282.4 million)	6 (522.9 million)	40 (1.5 billion)
Kyle Waldhauer	1 (99.0 million)	2 (377.8 million)	7 (93.1 million)

* Total assets in accounts as of December 31, 2012.
# The following portfolio managers manage accounts with respect to which the advisory fee is based on the performance of the account:

(1) Mr. Donald manages one other pooled investment vehicle, three other accounts and one registered investment company with assets under management of approximately $5.4 million, $1.7 billion and $2.1 billion, respectively.

(2) Mr. Lacey manages one registered investment company and one other account with assets under management of approximately $6.4 billion and $319.7 million, respectively.
(3) Ms. Belitz and Mr. Ramachandran manage four other pooled investment vehicles with assets under management of approximately $2.2 billion.

+ Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant’s component strategies. Portfolio managers responsible for managing the Registrant may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

During the fiscal year covered by this Report on Form N-CSR, Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted fund interests. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for the Registrant’s portfolio management team in respect of its management of the Registrant is determined by reference to the Morgan Stanley Capital International (MSCI®) All Country World Index. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. Portfolio managers managing accounts that pay performance fees may receive a portion of the performance fee as part of their compensation.

Ownership of Registrant Securities

As of December 31, 2012, the portfolio managers of the Registrant owned the following shares of Common Stock of the Registrant.

Portfolio Manager	Market Value of Shares

Ardra Belitz	None
James M. Donald	$10,001-$50,000
Andrew D. Lacey	$100,001-$500,000
Ganesh Ramachandran	$10,001-$50,000
Patrick Ryan	$100,001-$500,000
Kyle Waldhauer	$10,001-$50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent shareholder meeting, which is available at www.sec.gov.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date	March 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date	March 11, 2013

By	/s/ Stephen St. Clair

Stephen St. Clair
Chief Financial Officer

Date	March 11, 2013